SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   August 3, 2004


                         Commission File No. 0-20380
                                             -------


                         FIRST FEDERAL BANCORP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

            Ohio                   0-20380                  31-1341110
----------------------------     -----------            -------------------
(State or other jurisdiction     (Commission             (I.R.S. Employer
     of incorporation)           File Number            Identification No.)

            505 Market Street, Zanesville, Ohio           43701
            -----------------------------------------------------
            (Address of principal executive office)    (Zip Code)


     Registrant's telephone number, including area code: (740) 588-2265


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Item 7.  Financial Statements and Exhibits.
         ----------------------------------

      (c)  Exhibits:

            2     Agreement and Plan of Merger dated August 2, 2004.
            99    First Federal Bancorp, Inc. press release issued on
                  August 3, 2004.

Item 9.  Regulation FD Disclosure.
         -------------------------

      On August 3, 2004 First Federal Bancorp, Inc. issued a press release announcing its execution of an agreement with Park National Corporation pursuant to which a subsidiary of Park National Corporation will merge into First Federal Bancorp and, ultimately, First Federal Bancorp will merge into Park National Corporation. A copy of the press release is furnished hereby as Exhibit 99.


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       First Federal Bancorp, Inc.
                                       ---------------------------
                                              (Registrant)




Date:  August 4, 2004                  By:  /s/ Connie Ayres LaPlante
                                            -------------------------
                                            Connie Ayres LaPlante
                                            Chief Financial Officer


                                EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

     2        Agreement and Plan of Merger dated August 2, 2004
    99               Press Release dated August 3, 2004


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